UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 7, 2013

ONEBEACON INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

601 Carlson Parkway, Minnetonka Minnesota 55305
(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD.

T. Michael Miller, President and Chief Executive Officer of OneBeacon Insurance Group, Ltd. (the “Company”), Paul H. McDonough, Senior Vice President and Chief Financial Officer of the Company, Dennis A. Crosby, Executive Vice President - Insurance Operations, and Paul F. Romano, Executive Vice President - Insurance Operations, will participate in the Company's Investor Meeting on June 7, 2013.  Slides to be presented at the Investor Meeting are furnished herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 OneBeacon Insurance Group, Ltd. Slides for Investor Meeting dated June 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: June 7, 2013
	By:	/s/ Sarah A. Kolar
Sarah A. Kolar
Secretary

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